UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): SEPTEMBER 25, 2000


                                ADATOM.COM, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                          0-22947                43-1771999
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


      920 Hillview Court, Suite 160
          Milpitas, California                                          95035
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 935-7979


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events.
         -------------


     Adatom.com, Inc. has decided to restructure the Company to focus exclusively on its international operations by attempting to leverage its China partnerships. This restructuring emphasizes the development of the Company's relatively new China business, while concurrently reducing expenditures related to the B2C internet superstore (www.adatom.com) and the Company's B2B E-commerce Solution Program (AESP). The superstore and AESP, which to date have been the predominant revenue sources but have not been profitable, will be refocused primarily to liquidate existing inventory, and thereafter will be available for licensing by Adatom's international partners and others. These actions will result in an overall headcount reduction of 45% and anticipated total spending reductions of approximately 55%.

     It is anticipated that the Company's restructuring will enable it to focus almost exclusively on its China business while achieving significant cost reductions through a combination of workforce reduction and decreased marketing expenditures associated with its superstore and AESP operations. Adatom's relationship with its China partnerships to date has yielded one order for steel from a U.S. steel buyer, which is currently pending delivery. Other revenue opportunities with or through these partnerships have to date not been consummated. The Company's current revenue opportunities encompass brokering a fiber optics turnkey manufacturing capability, minerals trade to and from China, consumer goods supply and agricultural exports to China.

     Although the change in operations described herein will reduce headcount and expenses, the Company must generate sufficient revenues from its China business to cover expenses even at its reduced level. No assurance can be given that the change in the Company's operations as described herein will generate sufficient revenues to make the Company profitable.

     On September 12, 2000, Thomas LaRose, who was appointed effective September 5, 2000 as Chief Financial Officer, Chief Accounting Officer and Controller, resigned from those positions. On September 25, 2000, Don Phan was appointed to these positions to replace Mr. LaRose, effective October 15, 2000. Also, Richard
S. Barton was appointed to the additional position of interim Chief Financial Officer and Michael M. Wheeler was appointed as interim Chief Accounting Officer and Controller, in each case until Mr. Phan's tenure commences.

     Mr. Phan was previously Corporate Controller for Netobjects, Inc., Redwood City, California, where he worked from 1999 to present. Previously, he was employed at Cirrus Logic, Inc. Fremont California from 1997 to 1999, Integrated Silicon Solutions Inc, Sunnyvale from 1996 to 1997, and at Omega Micro Inc. Sunnyvale California from 1994 to 1996. Mr. Phan is a Certified Public Accountant, CMA, CIA and EA. He also has an MS in Taxation from Washington School of Law and an MA in Accounting from University of Iowa and is pursuing a Ph.D. in Business Administration at California Coast University.

         On August 11, 2000, the Company entered into a $2,000,000 Collateral Loan Agreement with Tricorp Financial Inc. of West Palm Beach, Florida. The agreement provides for two advances to the registrant of $900,000 each, net of broker's commission. Advances are collateralized by 4,000,000 shares of the registrant's common stock which were pledged by Richard S. Barton, Chairman of the Board of Directors, President and Chief Executive Officer of the registrant. Advances are repayable in one year, with interest payable monthly in arrears at a rate of 9.50% per annum. To date, the loan has not been funded.

     Statements in this report that are not statements or descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans,"
"anticipates" and "likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially from those currently anticipated due to a number of factors including, but not limited to, history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure and intellectual property rights, government regulation; various risks relating to operating in China, including: various new and unfamiliar regulatory requirements; the risks of being subject to a different legal system in which prior court decisions may not have as much precedential value as in common law countries; the risk of inadequate or inconsistent enforcement of intellectual property rights; issues relating to currency exchange; fluctuations in exchange rates and restrictions on repatriation of currency; the risks associated with doing business in a country with a more volatile economy; the effects of possible political and economic changes and disruptions; establishment of and change in government policies and regulations regarding the use of the internet, including taxation, censorship and personal privacy issues; tariffs and other barriers; difficulties in staffing and managing foreign operations; and other risks. We also face the risk of diverting management and other personnel from our existing business to development of the China joint ventures. All forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission, including but not limited to the Company's Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2000.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)      Exhibits. The exhibits to this Report are incorporated by
                  --------
reference to the Exhibit Index appearing on page E-1 hereof.























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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September  26, 2000

                                                     ADATOM.COM, INC.



                               By: /s/ RICHARD S. BARTON
                                  ----------------------------------------------
                                  Richard S. Barton
                                  Chairman of the Board, Chief Executive Officer and President

                                  Exhibit Index
                                  -------------


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
-----------                         ----------------------


4.38 Collateral Loan Agreement between the registrant and Tricorp Financial, Inc. dated August 11, 2000, and related promissory note.






































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